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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   Form 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   June 13, 2000


                                PMC-Sierra, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                    0-19084                   94-2925073
----------------------   ----------------------  -------------------------------
State of incorporation   Commission File Number  IRS Employer Identification No.

                              105-8555 BAXTER PLACE
                   BURNABY, BRITISH COLUMBIA, V5A 4V7, CANADA
                    (address of principal executive offices)

         Company's telephone number, including area code: (604) 415-6000


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ITEM 5. OTHER EVENTS

On June 13, 2000, Registrant signed a definitive agreement to purchase Malleable Technologies, Inc. ("Malleable"), a California corporation and a privately held fabless semiconductor company. Malleable is located in San Jose, California.

The agreement anticipates a purchase of the 85% interest of Malleable that Registrant does not already own for approximately 1,250,000 shares of
Registrant's Common Stock, options and warrants. The transaction requires approval by the shareholders of Malleable and will be accounted for as a purchase.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized person.


Date:  June 20, 2000

                                            PMC-SIERRA, INC.

                                            /s/ John W. Sullivan
                                            ---------------------------
                                            John W. Sullivan
                                            Vice President, Finance and
                                            Principal Accounting Officer